Smith Wesson Michael Golden, President/CEO John Kelly, CFO September 2006

Smith Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company s strategies, the demand for the Company s products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company s products, the Company s growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company s reports filed with the SEC.

Investment Highlights Coupling brand strength with innovation to deliver: Growth in core firearms business Diversification into new markets NASDAC: SWHC Shares Outstanding: 40,026,711 Price: $13.01 (at 9-13-06) Market Cap: $521MM

Investment Highlights Seasoned Leadership Team with World Class Experience Delivering Solid Revenue Earnings Growth Launching Innovative Products Enhancing Productivity to Fuel Margin Growth Driving Value Through Brand Licensing Strategy Getting attention in Washington

Company Profile 154 Year Old American Company Largest U.S. Manufacturer of Handguns Handcuffs Market Share: #1 in Revolvers, #3 in Pistols New entrant in Tactical Rifle Market 854 Employees Two Union-Free, U.S. Factories: Springfield, MA Houlton, ME

S W: 87% Brand Awareness Extremely high in our served markets, and in markets we do not serve today: A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products services. S W ranked as follows: Revolvers #1 (served) Pistols #1 (served) Tactical Rifles #1 (entered 2006) Hunting Rifles #3 (not served) Shotguns #3 (not served) Security Systems #3 (not served) Ammunition #4 (not served) Source: American Sports Data Nov, 2004

Executing on the Strategy Vision: A Company in the Global Business of Safety...Security...Protection...Sport Safety Security Sport Protection

Growth Strategy Use Safety-Security-Protection-Sport platform to enter new markets while driving 27% core business growth fiscal 2007 Dominate Diversify Build and Handgun Leverage Market SSPS Brand Innovative Products Long Guns Re-invent the legacy Law Enforcement Homeland Security Key to new market Military/Federal Govt Criminal Investigation entry International Law Enforcement Licensing opportunities Sporting Goods Defense Marketing initiatives

Revolver / Pistol Market: $626MM 2005 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET 2006 (FISCAL) SW SALES Revolvers Pistols $490MM $136MM $61MM 45% $52MM* 11% SW 2006 (Includes Walther Products) Market 2005 *Does not include $10MM in Sigma Pistol Sales to U.S. Govt for Afghan Military SOURCE: BATF 2005 Excise Tax Study Smith Wesson Management Estimates

Innovation 2006 MP Pistol Series 2005 460 XVR 2003 500 Magnum 2001 AirLite-Scandium 1990 SW 40 Caliber Engineered with 1955 44 Magnum LE input to be the most feature 1935 357 Magnum rich duty firearm 1908 44 Special today 1899 38 Special 1870 Model 3-Breaktop 1857 Model 1-22 Rimfire

Channel Management Strategy Sporting Goods Local LE Fed Govt/Military International

Strategy: Sporting Goods Channel

- Growth in FY 2006: +19.4% (Q1: +36.7%)
  - Engraving/Performance Center & Commemoratives: +250%

- Sales Force Conversion: 30 U.S. Sales Employees

- New Product Support:
  - SW460, M&P40, M&P9, M&P15 Tactical Rifle Series

- Consumer "Pull" Promotions & Marketing
  - Shooting for Hawaii
  - NASCAR
  - Unrivaled editorial coverage


Sporting Goods

Smith&Wesson®

Sales Growth FY Sporting Goods Channel Sales (In Millions) $45 37% $40 32% $35 $30 24% $25 8% 8% $20 $15 $10 $5 $0 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07

Strategy: Military/Federal Government Growth in FY 2006: $11MM vs $0 in 2005. (Q1: 530%) Won: Four orders / 75K Units US Govt to Afghanistan Military Regular Visits to Washington by CEO, COO, Lobby Firm Increasing visibility on industry issues, potential orders Quality products, made in America, by an American Company Robust MP Product Portfolio: MP40/9 Pistol, MP15 Tactical Rifle; Next: MP Compacts and MP45 Pistol Several federal agencies testing MP Pistol

First U.S. Government Contract in 20 Years 75,000 Sigma Pistols chosen by the U.S. Govt for deployment with Afghan Military Police and Border Patrol 15,000 S W Restraints chosen by U.S. Gov t for use in Iraq

Strategy: Law Enforcement Growth in Q1 FY 2007: 106.7% Won: 106 LE Departments committed to M P Pistol since Jan, 2006 Smith Wesson originally owned 98% of LE: today 10% Market Size: 17,000 Departments and 800,000 Officers Goal: Re-take leadership with MP Pistols Rifles Experienced Leadership: Several sales posts held by former Glock sales leaders hired FY 2006 New Product Support: MP40 design with and for LE professionals MP9 Launched May, 2006 preferred caliber internationally MP15 MP15T Providing pol ice with SWAT capability MP Compacts and MP45 coming

MP Has Unprecedented Start MP chosen in 106 LE Agencies- 15,000 Officers - 80% Win Rate Additional 140 LE Agencies currently testing

Strategy: International Growth in FY 2006: 61.1% Established & expanding sales channel and revenue base Upgrading sales agents to enhance contacts in police/military Europe, Latin America, Asia, Middle East New Product Support: M&P9: Domestic & international markets Lobbying focus: Shorten Federal export approval timeline Raise $1MM Congressional approval export threshold

Smith & Wesson Handgun Sales (Year over Year Growth %) 60% 50% 48% 44% 40% 30% 24% 22% 20% 14% 13% 10% 10% 1% 0% -3% -10% Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07

New Market Opportunities & Options Safety...Security...Protection...Sport Homeland Criminal Law Long Guns Defense Security Investigation Enforcement Options: Decline Opportunity Outsource Manufacture Acquire License

Entering New Markets: Long Guns 2005 U.S. DOMESTIC NON-MILITARY MARKET Bolt Action Rifles Shotguns $506mm $354MM 50% Share 35% Share $1 Billion Tactical Rifles $152MM SOURCE: BATF 2005 Excise Tax Study and Smith & Wesson 15% Share Management Estimates *Based on top 3 distributors data (2005 vs. 2006)

M&P15 Tactical Rifle Series 6 Months: concept to shipments 28 LE commitments: - Including Las Vegas Metro P.D. Test & evaluation requests from 57 law enforcement agencies If you are a fan of the M4A1 Carbine, I can assure you that the new M&P Carbine is as good as it gets Gary Paul Johnson, SWAT Magazine

New Markets: Long Guns Smith & Wesson Will Enter Additional Long Gun Markets by the 2007 Hunting Season

Building the Brand: Licensing Upgrading Retail Licensee Portfolio: Gun Safes, Gun Cleaning Products, Hats/T-shirts, Automotive Long Gun Accessories Establishing licensees in professional markets where Smith & Wesson can do business beyond licensing: Explosive-detection equipment New Possibilities: Homeland Criminal Law Defense Security Investigation Enforcement Safety...Security...Protection...Sport & Brand Loyalty

Today: A “Loud” and Visible Brand with a Consistent Message to a Diverse Audience

Editorial Focus: The Trade Press

Enhancing Productivity New process reduced steps from 13 to 3 Achievements through FY 2006: - Held inventory flat while growing sales +27% - On time delivery improved from 60% to 85% - Machine uptime improve from 60% to 80% - Guns/day output +40% vs Prior Yr - Guns/labor hour +20% vs Prior Yr Blending craftsmanship with technology: Implementing Smith & Wesson Operating System Investing in Equipment and Technology Technology Cell — Pistol Manufacturing New machining / Equipment re-furbishing

Legislative Environment Protection of Lawful Commerce in Arms Act 32 Signed into law October, 2005 26 13 10 85 4 42 Pursuing Opportunities in Washington to: Raise Export Approval Threshold Secure U.S. Military Pistol Opportunity Supply Iraq / Afghanistan Weapons & Restraints Win Federal Agency Orders (FBI, NSA, DEA, etc.)

Income Statement Summary Year Ended April 30 2004 2005 2006 Sales $117.9 $124.0 $157.9 Gross Profit $39.1 $40.9 $49.6 Operating Income $4.8 $11.2 $14.5 Net Income $0.8 $5.2 $8.7 EPS 2¢ 14¢ 22¢ Sales: +27% Net Income: +66% *In millions except for per share data

Balance Sheet Summary July 31, 2006 Cash & Cash Equivalents $1.3 Accounts Receivable $27.0 Working Capital $23.7 Accounts Payable $13.5 Notes Payable $18.6 Equity $46.1 Total Shares Outstanding 39.5 *In Millions

Income Statement Summary Quarter Ended July 31 2005 2006 Net Product Sales $31.8 $47.6 Gross Profit $9.6 $16.7 Operating Income $4.8 $5.9 Net Income $2.7 $3.4 EPS 7¢ 8¢ Sales: +49% Net Income: +26% *In millions except for per share data

Annual Guidance FY2005 FY2006 FY2007 Actual Actual Guidance Net Product Sales $124.0MM $157.9MM $200.0MM % Increase 5% 27% 27% Net Income $5.2MM $8.7MM $15.0MM Earnings per Fully Diluted Share:14¢ 22¢ 36

Investment Highlights Coupling brand strength with innovation to deliver: Growth in core firearms business Diversification into new markets A Seasoned Leadership Team with World Class Experience Delivering Solid Revenue & Earnings Growth Launching Innovative Products Enhancing Productivity to Fuel Margin Growth Driving Value Through Brand Licensing Strategy Getting attention in Washington NASDAC: SWHC Shares Outstanding: 40,026,711 Price: $13.01 (at 9-13-06) Market Cap: $521MM